united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 12/31

Date of reporting period: 12/31/20

Item 1. Reports to Stockholders.

Class A Shares (BHTAX)

Annual Report

December 31, 2020

1-877-760-0005

WWW.BH-ADV.COM

Distributed by Northern Lights Distributors, LLC

Member FINRA

December 31, 2020

Dear Shareholders,

Our fund performed favorably in 2020, providing a 12.63% return to shareholders, in line with the average of our benchmark indicators, the S&P 500 Total Return Index gaining 18.40% and the Bloomberg Barclays US Aggregate Bond Index rising 7.51%. The past year was tumultuous in the equity markets as the initial spread of Covid-19 was met with preventative quarantine measures and mandated shutdowns significantly curbing commerce. As a result, investor panic ensued and a general race to cash caused declines of 30% in all major domestic equity indexes. In response monstrous stimulus measures were enacted. The effectiveness and magnitude of monetary and fiscal support was instrumental as an interim crutch on our path back to normalization. Obvious damage has been severe in the tourism, hospitality, transportation, and retail segments however balance sheet deterioration has been relatively limited in most corporations and households throughout the lockdown period. The emerging consensus view has been that major global economies have weathered the pandemic and subsequent lockdowns without incurring much in the way of long-term economic damage. With the economic backstop in place and improving healthcare news throughout the year as treatments became available and vaccines were successfully developed investors began to visualize an improved and open future and subsequently began to return to the markets and an invested posture. The large market declines were erased and 2020 finished at its high for the year.

Our fund strategy performed well post the decline due to the addition of high-quality growth companies added opportunistically during market weakness in March, September, and October. We have maintained a barbell approach, including beneficiaries of quarantine measures as well as companies that should benefit as the economy is reopened. We believe the leading technology and communication service names should continue to benefit from ongoing work from home measures remaining in place for the first half of 2021. The surge in tech earnings should moderate and we expect a slower growth profile in future quarters as pandemic technology spending was pulled forward. We believe the broadening rotation of stock leadership will persist as valuation differentials and comparable appreciation potential will motivate investor diversification as the economic recovery unfolds. We expect to take some profits on some of these pandemic beneficiaries as they exceed target prices and trade at relatively high valuations. As such our growth positions in the technology, communications and consumer discretionary segments outperformed in line with the markets. The value nature and higher dividend yield of our income positions have been out of favor for most of the year as investor preference skewed toward high growth and technology and therefore did provide outsize gains. As we are still in the early stage of a recovery, we believe an invested posture should continue to be rewarded and we anticipate opportunistically deploying our cash position.

Near term we have seen a slowing of the job gains and flattening growth in some economic measures as well as a rise in infections, hospitalizations, and travel quarantine restrictions. It is quite possible we will see a downturn or leveling of growth until we achieve a satisfactory herd immunity enabling state leaders to unlock their individual economies. Looking beyond the near-term however S&P 500 revenues and earnings are expected to grow by 8% and 22% respectively in 2021. We believe global economic activity will continue along the path of recovery. As we rollout vaccine distributions to more of the population we will see restrictions reversed benefiting impaired industries. The latest stimulus package will provide necessary support as well as provide liquidity measures that should positively impact equity markets. We believe the robust projected growth and the vaccine efficacy will create an ever-improving backdrop that will continue to draw capital into the equity markets. Risks we are monitoring include swiftly higher interest rates drawing capital from the equity markets, geopolitical surprises from China, Iran or Russia as a new administration takes command and domestic fiscal austerity and restrictive monetary policy.

2020 was certainly a year unlike any other we have experienced. We wish and happy, healthy, and prosperous new year to all!

Best regards,

Beech Hill Advisors

*	The S&P 500® Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses, or sales charges.

The Bloomberg Barclays US Aggregate Bond Index is an unmanaged composite of US bonds. This index is widely used by professional investors as a performance benchmark for fixed income investment. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses, or sales charges.

5062-NLD-2/19/2021

Beech Hill Total Return Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2020

Average Annual Total Return through December 31, 2020*, as compared to its benchmarks:

	1 Year	3 Year	5 Year	Since Inception****
Beech Hill Total Return Fund Class A	12.63%	6.92%	10.15%	6.11%
Beech Hill Total Return Fund Class A with load	8.09%	5.47%	9.26%	5.67%
S&P 500 Total Return Index **	18.40%	14.18%	15.22%	13.67%
Bloomberg Barclays US Aggregate Bond Index ***	7.51%	5.34%	4.44%	3.87%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 4.00%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. The Fund’s advisor has contractually agreed to reduce its fees and to reimburse expenses at least until April 30, 2021. The Fund’s total annual operating expense, before fee waiver and/or reimbursements, including underlying fund fees, is 2.70% for Class A shares per the most recent prospectus. The Fund’s total annual fund operating expenses after fee waiver and/or reimbursement excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) will not exceed 1.75% of average daily net assets attributable to Class A, per the most recent prospectus. Class A shares are subject to a maximum sales charge of 4.00% imposed on purchases. Purchases of $1 million or more of Class A shares may be subject to a contingent deferred sales charge of up to 0.50% on shares redeemed within the first 18 months after purchase. Redemptions of Class A shares held less than 30 days are subject to a redemption fee of 1.00%. For performance information current to the most recent month-end, please call toll-free 1-877-760-0005.

**	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

***	Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. This includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and collateralized mortgage-backed securities.

****	Inception date is January 24, 2011.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Industry as of December 31, 2020	% of Net Assets
Biotechnology & Pharmaceuticals	12.6%
Semiconductors	11.7%
Electrical Utilities	11.1%
Internet	8.5%
Technology Hardware	7.5%
Real Estate Investment Trust	4.5%
E-Commerce Discretionary	4.3%
Leisure Facilities & Services	4.2%
Software	4.1%
Telecommunications	3.8%
Other Investments	27.8%
Liabilities in Excess of Other Assets	(0.1)%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

Beech Hill Total Return Fund
PORTFOLIO OF INVESTMENTS
December 31, 2020

Shares		Fair Value
	COMMON STOCK - 93.5%
	AEROSPACE/DEFENSE - 2.0%
1,575	L3Harris Technologies, Inc.	$297,707

	ASSET MANAGEMENT - 2.4%
5,600	Blackstone Group, Inc.	362,936

	BEVERAGES - 2.2%
6,000	Coca-Cola Co.	329,040

	BIOTECHNOLOGY & PHARMACEUTICALS - 12.6%
5,000	AbbVie, Inc.	535,750
8,000	Bristol-Myers Squibb Co.	496,240
2,000	Johnson & Johnson	314,760
4,000	Merck & Co., Inc.	327,200
7,000	Pfizer, Inc.	257,670
		1,931,620
	E-COMMERCE DISCRETIONARY - 4.3%
200	Amazon.com, Inc. *	651,386

	ELECTRIC UTILITIES - 11.1%
5,000	Dominion Energy, Inc.	376,000
4,000	Duke Energy Corp.	366,240
3,000	Entergy Corp.	299,520
8,000	Exelon Corp.	337,760
5,500	Public Service Enterprise Group, Inc.	320,650
		1,700,170
	ENTERTAINMENT CONTENT - 2.1%
8,675	ViacomCBS, Inc.	323,230

	HEALTHCARE FACILITIES + SERVICES - 3.3%
425	Humana, Inc.	174,365
1,600	Laboratory Corp. of America Holdings *	325,680
		500,045
	HOUSEHOLD PRODUCTS - 1.8%
2,000	Procter & Gamble Co.	278,280

	INTERNET MEDIA + SERVICES - 8.5%
200	Alphabet, Inc. *	350,528
1,250	Facebook, Inc. *	341,450
275	Netflix, Inc. *	148,701
9,000	Uber Technologies, Inc. *	459,000
		1,299,679

See accompanying notes to financial statements.

Beech Hill Total Return Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2020

Shares		Fair Value
	COMMON STOCK - 93.5% (Continued)
	LEISURE FACILITIES & SERVICES- 4.2%
1,500	McDonald’s Corp.	$321,870
3,000	Starbucks Corp.	320,940
		642,810
	MEDICAL EQUIPMENT & DEVICES - 2.7%
1,750	Exact Sciences Corp. *	231,858
500	Illumina, Inc. *	185,000
		416,858
	RENEWABLE ENERGY - 1.5%
2,300	First Solar, Inc. *	227,516

	RETAIL - DISCRETIONARY - 1.2%
2,750	TJX Companies, Inc.	187,797

	SEMICONDUCTORS - 11.7%
4,500	Applied Materials, Inc.	388,350
1,250	Broadcom, Inc.	547,312
5,000	Intel Corp.	249,100
2,425	QUALCOMM, Inc.	369,425
1,925	Teradyne, Inc.	230,788
		1,784,975
	SOFTWARE - 4.1%
1,350	Microsoft Corp.	300,267
1,480	salesforce.com, Inc. *	329,344
		629,611
	TECHNOLOGY HARDWARE - 7.5%
2,800	Apple, Inc.	371,532
10,500	Cisco Systems, Inc.	469,875
8,500	Corning, Inc.	306,000
		1,147,407
	TECHNOLOGY SERVICES - 3.5%
1,550	Paypal Holdings, Inc. *	363,010
800	Visa, Inc.	174,984
		537,994
	TELECOMMUNICATIONS - 3.8%
10,000	AT&T, Inc.	287,600
5,000	Verizon Communications, Inc.	293,750
		581,350
	TRANSPORTATION & LOGISTICS - 3.0%
5,000	Southwest Airlines, Co.	233,050
1,325	United Parcel Service, Inc.	223,130
		456,180

	TOTAL COMMON STOCK (Cost $9,995,664)	14,286,591

See accompanying notes to financial statements.

Beech Hill Total Return Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2020

Shares		Fair Value
	REAL ESTATE INVESTMENT TRUST (REIT) - 4.5%
1,500	American Tower Corp.	$336,690
2,500	Digital Realty Trust, Inc.	348,775
	TOTAL REAL ESTATE INVESTMENT TRUST (Cost $669,034)	685,465

	SHORT-TERM INVESTMENT - 2.1%
	MONEY MARKET FUND - 2.1%
315,412	Dreyfus Treasury Securities Cash Management, Institutional Shares 0.01%** (Cost $315,412)	315,412

	TOTAL INVESTMENTS - 100.1% (Cost $10,980,110)	$15,287,468
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%	(13,350)
	TOTAL NET ASSETS - 100.0%	$15,274,118

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on December 31, 2020.

See accompanying notes to financial statements.

Beech Hill Total Return Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

ASSETS
Investment securities:
At cost	$10,980,110
At value	$15,287,468
Cash	806
Dividends and interest receivable	16,095
Prepaid expenses	4,170
TOTAL ASSETS	15,308,539

LIABILITIES
Distribution (12b-1) fees payable	3,194
Payable to Advisor	3,821
Payable to related parties	11,629
Accrued expenses	15,777
TOTAL LIABILITIES	34,421
NET ASSETS	$15,274,118

Composition of Net Assets:
Paid in capital ($0 par value, unlimited shares authorized)	$11,023,534
Accumulated Earnings	4,250,584
NET ASSETS	$15,274,118

Net Asset Value Per Share:
Class A Shares:
Net Assets	$15,274,118
Shares of beneficial interest outstanding	1,071,029
Net asset value (Net Assets ÷ Shares Outstanding) (a)(b)	$14.26
Maximum offering price per share (net asset value plus maximum sales charge of 4.00%) (c)	$14.85

(a)	For certain Class A purchases of $1 million or more, a 0.50% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

(b)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

(c)	On investments of $250,000 or more, the offering price is reduced.

See accompanying notes to financial statements.

Beech Hill Total Return Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends (net of withholding taxes of $1,456)	$332,202
Interest	5,455
TOTAL INVESTMENT INCOME	337,657

EXPENSES
Investment advisory fees	137,703
Distribution (12b-1) fees:
Class A	33,106
Class C ^	5,280
Administrative services fees	46,299
Transfer agent fees	27,294
Accounting services fees	25,646
Compliance officer fees	21,235
Audit fees	16,601
Legal fees	14,976
Trustees’ fees and expenses	13,543
Registration fees	12,810
Printing and postage expenses	8,176
Custodian fees	7,500
Third party administrative servicing fees	1,561
Insurance expense	366
Other expenses	4,447
TOTAL EXPENSES	376,543

Less: Fees waived by the Advisor	(131,686)
NET EXPENSES	244,857

NET INVESTMENT INCOME	92,800

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from:
Investment transactions	270,434
Net change in unrealized appreciation on:
Investment transactions	1,361,229

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	1,631,663

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,724,463

^	On January 30, 2020, Class C shares of Beech Hill Total Return Fund converted into Class A shares.

See accompanying notes to financial statements.

Beech Hill Total Return Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2020	2019
FROM OPERATIONS
Net investment income	$92,800	$91,010
Net realized gain from investment transactions	270,434	883,021
Net realized gain on options written	—	14,589
Net change in unrealized appreciation on investments	1,361,229	1,583,054
Net increase in net assets resulting from operations	1,724,463	2,571,674

DISTRIBUTIONS TO SHAREHOLDERS
From distributable earnings
Class A	(480,539)	(367,745)
Class C	—	(267,379)
Total distributions to shareholders	(480,539)	(635,124)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A ^	7,175,624	240,800
Class C	—	1,029,452
Net asset value of shares issued in reinvestment of distributions:
Class A	479,779	364,376
Class C	—	267,379
Payments for shares redeemed:
Class A	(1,723,627)	(1,344,350)
Class C ^	(6,156,125)	(666,358)
Net decrease in net assets from shares of beneficial interest	(224,349)	(108,701)

TOTAL INCREASE IN NET ASSETS	1,019,575	1,827,849

NET ASSETS
Beginning of Year	14,254,543	12,426,694
End of Year	$15,274,118	$14,254,543

^	494,734 Class C shares converted into 476,396 Class A shares, amounting to $6,136,125, during the year ended December 31, 2020 and 8,453 Class C shares converted into 8,156 Class A shares, amounting to $103,136, during the year ended December 31, 2019. Please see Note 1 for additional details.

See accompanying notes to financial statements.

Beech Hill Total Return Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2020	2019
SHARE ACTIVITY
Class A:
Shares Sold ^	560,593	18,905
Shares Reinvested	35,471	28,717
Shares Redeemed	(135,676)	(106,122)
Net increase (decrease) in shares of beneficial interest outstanding	460,388	(58,500)

Class C:
Shares Sold	—	87,984
Shares Reinvested	—	21,825
Shares Redeemed ^	(496,309)	(54,743)
Net increase (decrease) in shares of beneficial interest outstanding	(496,309)	55,066

^	494,734 Class C shares converted into 476,396 Class A shares, amounting to $6,136,125, during the year ended December 31, 2020 and 8,453 Class C shares converted into 8,156 Class A shares, amounting to $103,136, during the year ended December 31, 2019. Please see Note 1 for additional details.

See accompanying notes to financial statements.

Beech Hill Total Return Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Class A
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$13.09	$11.34	$12.90	$10.61	$9.86
Activity from investment operations:
Net investment income (1)	0.09	0.12	0.11	0.10	0.10
Net realized and unrealized gain (loss) on investments	1.54	2.25	(1.44)	2.25	0.74
Total from investment operations	1.63	2.37	(1.33)	2.35	0.84
Less distributions from:
Net Investment Income	(0.08)	(0.10)	(0.03)	(0.06)	(0.09)
Net Realized Gain	(0.38)	(0.52)	(0.20)	—	—
Total distributions	(0.46)	(0.62)	(0.23)	(0.06)	(0.09)
Paid-in-Capital From Redemption Fees	—	—	—	—	— (4)
Net asset value, end of year	$14.26	$13.09	$11.34	$12.90	$10.61
Total return (2)	12.63%	21.11%	(10.38)%	22.20%	8.56%
Net assets, at end of year (000s)	$15,274	$7,994	$7,587	$1,290	$1,105
Ratio of gross expenses to average net assets (3)(5)	2.71%	2.68%	2.65%	2.75%	2.56%
Ratio of net expenses to average net assets (5)	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of net investment income to average net assets (5)	0.71%	0.99%	0.89%	0.88%	0.99%
Portfolio Turnover Rate	62%	48%	57%	56%	80%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales charges and redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(4)	Amount represents less than $0.01 per share.

(5)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Beech Hill Total Return Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2020

1.	ORGANIZATION

The Beech Hill Total Return Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund seeks total return from income and capital appreciation. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

The Fund currently offers Class A shares. Class A shares are offered at net asset value plus a maximum sales charge of 4.00%. Load-waved purchases of Class A shares may be subject to a contingent deferred sales charge of up to 0.50% on shares redeemed within 18 months of purchase. Redemptions of Class A shares may be subject to a redemption fee of 1.00% if held less than 30 days.

Effective January 30, 2020, remaining Class C shares of Beech Hill Total Return Fund were converted into Class A shares. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses were allocated proportionately each day based upon the relative net assets of each class prior to conversion.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services Investment Companies” including FASB Accounting Standards Update 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Options contracts listed on a securities exchange or board of trade (not including Index Options contracts) for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale at the mean between the current bid and ask prices on the valuation date. Index Options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the mean between the current bid and -ask prices on the valuation date. The independent pricing service- does not distinguish between smaller sized bond positions known as “odd lots” and larger institutional sized bond positions known as “round lots”. The Fund may fair value a particular bond if the advisor does not believe that

Beech Hill Total Return Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020

the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the

Beech Hill Total Return Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020

security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2020 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$14,286,591	$—	$—	$14,286,591
Real Estate Investment Trust (REIT)	685,465	—	—	685,465
Short-Term Investment	315,412	—	—	315,412
Total	$15,287,468	$—	$—	$15,287,468

The Fund did not hold any Level 3 securities during the year.

Beech Hill Total Return Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Foreign Currency Transactions – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2017 to December 31, 2019, or expected to be taken in the Fund’s December 31, 2020 year-end tax return. The Fund identifies its major tax jurisdictions as U.S. federal, Ohio, Nebraska (for fiscal years prior to fiscal year ended December 31, 2019) and foreign jurisdictions where the Fund may make significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Beech Hill Total Return Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020

Option Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk. When the Fund writes put and call options, an amount equal to the premium received is included in the statement of assets and liability as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

The amount of realized gains on derivative instruments during the period, as disclosed within the Statement of Operations, serve as indicators of the volume of derivative activity for the Fund. There were no derivatives held at December 31, 2020.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2020, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $7,884,301 and $7,703,956 respectively.

Beech Hill Total Return Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Beech Hill Advisors, Inc. serves as the Fund’s investment advisor (the “Advisor”). Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets. For the year ended December 31, 2020, the Advisor earned $137,703 in advisory fees.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until April 30, 2021, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses’ fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses) borrowing costs (such as interest and dividend expenses on securities sold short), taxes, or extraordinary expenses, such as litigation do not exceed 1.75% per annum of the Fund’s average daily net assets for Class A shares, respectively (the “expense limitation”).

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s operating expenses are subsequently less than the expense limitation, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the expense limitation. If Fund Operating Expenses attributable to Class A shares subsequently exceed the expense limitation the reimbursements shall be suspended. As of December 31, 2020, fee waivers and expense reimbursements subject to total recapture by the Advisor was $127,818 by December 31, 2021, $126,310 by December 31, 2022 and $131,686 by December 31, 2023.

The Advisor may seek reimbursement only for total expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

For the year ended December 31, 2020, the Advisor waived fees in the amount of $131,686 pursuant to the Waiver Agreement.

During the year ended December 31, 2020, Beech Hill Securities, Inc., a registered broker/dealer and an affiliate of the Fund, executed trades on behalf of the Fund. Beech Hill Advisors, Inc. received $9,003 in brokerage commissions.

The Trust has adopted the Trust’s Master Distribution Plan and Agreement (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act for each of the Fund’s Class A and Class C shares. The Plans provide that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of

Beech Hill Total Return Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020

the average daily net assets attributable to the Class A shares and 1.00% of the average daily net assets attributable to Class C shares and is paid to Northern Lights Distributors, LLC (the “Distributor” or “NLD”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. The Plans are compensation plans, which means that compensation is provided regardless of 12b-1 expenses incurred. The Fund’s Class A shares incurred $33,106 of said 12b-1 fees, during the year ended December 31, 2020. The Fund’s Class C shares incurred $5,280 of said 12b-1 fees, during the period January 1, 2020 through January 30, 2020.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A shares. For the year ended December 31, 2020, the Distributor received $0 in underwriting commissions for sales of Class A shares, of which $0 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”)

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. For the years ended December 31, 2020, and 2019 the Fund received $0 in redemption fees.

Beech Hill Total Return Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The Statement of Assets and Liabilities represents cost of investment securities for financial reporting purposes. Aggregate cost for federal tax purposes is $10,972,321 for the Fund and differs from market value by net unrealized appreciation (depreciation) consisting of:

Gross unrealized appreciation:	$4,347,353
Gross unrealized depreciation:	(32,206)
Net unrealized appreciation:	$4,315,147

The tax character of Fund distributions paid for the years ended December 31, 2020 and December 31, 2019 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2020	December 31, 2019
Ordinary Income	$103,359	$75,147
Long-Term Capital Gain	377,180	559,977
	$480,539	$635,124

As of December 31, 2020, the components of accumulated earnings/(losses) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Losses)
$2,730	$—	$(67,293)	$—	$—	$4,315,147	$4,250,584

The difference between book basis and tax basis undistributed net investment income, accumulated net realized (loss), and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales and adjustments for C-Corporation return of capital distributions.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $67,293.

7.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2020, Pershing LLC held 99.58% of the voting securities and may be deemed to control the Fund.

Beech Hill Total Return Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020

8.	MARKET AND GEOPOLITICAL RISK

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

Please refer to the Fund’s prospectus and statement of additional information for a full listing of risks associated with the Fund’s investment strategies.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust
and the Shareholders of Beech Hill Total Return Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Beech Hill Total Return Fund, a series of shares of beneficial interest in Northern Lights Fund Trust (the “Fund”), including the portfolio of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the years in the two-year period ended December 31, 2017 were audited by other auditors, whose report dated February 28, 2018 expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Northern Lights Fund Trust since 2006.

Philadelphia, Pennsylvania

February 25, 2021

Beech Hill Total Return Fund
ADDITIONAL INFORMATION (Unaudited)
December 31, 2020

Beech Hill Advisors, Inc. (Advisor to Beech Hill Total Return Fund) *

In connection with the regular meeting held on December 16-17, 2020 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the re-approval of an investment advisory agreement (the “Advisory Agreement”) between Beech Hill Advisors, Inc. (the “Advisor”) and the Trust, with respect to the Beech Hill Total Return Fund (the “Fund”). In considering the re-approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent & Quality of Services. The Trustees noted that the Advisor managed approximately $270 million in client assets. They reviewed the background information of the key investment personnel responsible for advising the Fund, noting their considerable financial industry experience. The Trustees considered that the Advisor used both proprietary and third-party valuations to screen securities for valuation discrepancies. The Trustees reviewed the Advisor’s disciplined investment process, noting it attempts to mitigate portfolio risk through investment diversification, avoidance of sector and/or individual security concentration, and shifts of the portfolio to cash or cash equivalents during periods of market instability in an effort to limit volatility and preserve capital. They considered the Advisor utilized a related broker-dealer, Beech Hill Securities, for trade execution on an agency basis, which also provided a full range of brokerage services to the Advisor. They noted that the Advisor reported no material litigation issues. The Board concluded that the Advisor would continue to provide quality service to the Fund and its shareholders.

Performance. The Trustees noted that the Fund outperformed the Morningstar category median over all periods presented in the Broadridge report. They observed that the moderate increase in cash positions in early 2020 reduced the impact of market volatility on the Fund’s performance. They further observed that the Fund outperformed its peer group median over the one, three and five-year periods. The Trustees noted that the Fund ranked in the bottom quartile with respect to the standard deviation, indicating that the Fund took on more risk. They also noted that the Fund was ranked in the first or second quartile with relation to Sharpe and Sortino ratios, indicating that although the Fund had taken on more risk it was also seeing positive returns. The Trustees concluded that they were satisfied with the Fund’s overall performance and that the Advisor was managing the Fund in accordance with its strategy for the benefit of shareholders.

Beech Hill Total Return Fund
ADDITIONAL INFORMATION (Unaudited) (Continued)
December 31, 2020

Fees and Expenses. The Trustees noted the Fund’s annual 1.00% advisory fee was equal to its peer group median and slightly higher than its Morningstar category median of 0.95%. The Trustees reviewed the Fund’s net expense ratio of 1.75%, noting it was higher than both of its peer group and Morningstar category medians, 1.58% and 1.50% respectively, but was within the range of both comparable metrics. The Trustees agreed that the Fund’s advisory fee and net expense ratio were consistent with funds of similar size in its peer group and Morningstar category. The Trustees acknowledged that the Advisor had an expense limitation in place and intended to renew at current levels. The Trustees concluded the advisory fee was not unreasonable.

Profitability. The Trustees reviewed the profitability analysis provided by the Advisor noting the Advisor realized a loss in connection with its relationship with the Fund during the prior year. They also considered the benefit derived by the Advisor’s affiliated broker dealer in executing portfolio transactions. The Trustees concluded that excessive profitability was not a concern at this time.

Economies of Scale. The Trustees considered whether economies of scale had been realized in connection with the advisory services provided to the Fund. They considered the Advisor’s representation that the Fund would benefit from economies of scale once Fund assets reach $25 million. They noted that based on the Fund’s current asset size, the absence of breakpoints was acceptable at this time.

Conclusion. Having requested and received such information from the Advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure was not unreasonable and that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Beech Hill Total Return Fund
ADDITIONAL INFORMATION (Unaudited)
December 31, 2020

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategies and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the year ended December 31, 2020, the Board and the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and they determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Board and Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

Beech Hill Total Return Fund
EXPENSE EXAMPLES (Unaudited)
December 31, 2020

As a shareholder of the Beech Hill Total Return Fund, you incur two types of costs: (1) transaction costs, including (a) redemption fees on redemptions made within 30 days of purchase and (b) sales charges (loads) on purchases of, or contingent deferred sales charges on certain redemptions of, Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Beech Hill Total Return Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 through December 31, 2020.

Actual Expenses

The “Actual” column in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” column in the table below provide information about hypothetical account values and hypothetical expenses based on the Beech Hill Total Return Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Hypothetical
(5% return before
			Actual		expenses)
		Beginning		Expenses		Expenses
	Annualized	Account	Ending	Paid	Ending	Paid
	Expense	Value	Account Value	During	Account Value	During
	Ratio	7/1/20	12/31/20	Period*	12/31/20	Period**
Beech Hill Total Return Fund Class A	1.75%	$1,000.00	$1,203.20	$9.69	$1,016.34	$8.87

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (366).

**	Annualized

Beech Hill Total Return Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2020

The Trustees and the executive officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); and Carlyle Tactical Private Credit Fund (since March 2018).
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015- 2017); and Schroder Global Series Trust (2012 to 2017).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000- 2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014- 2015).
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011).
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Director, Lynn Pippenger School of Accountancy Muma College of Business, University of South Florida, Tampa FL (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

12/31/20 – NLFT_v1

Beech Hill Total Return Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2020

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President Since June 2017	Vice President, The Ultimus Group, LLC and Executive Vice President, Gemini Fund Services, LLC (since 2019); President, Gemini Fund Services, LLC (2012-2019) Treasurer of the Trust (2006-June 2017); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, LLC, (2004 -2013).	N/A	N/A
Richard Malinowski Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President, Gemini Fund Services, LLC (2012-2016).	N/A	N/A
James Colantino Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President - Fund Administration, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Stephanie Shearer Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (from 2013 - 2018); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Michael J Nanosky Born in 1966	Chief Compliance Officer Since January 2021	Chief Compliance Officer, of the Trust (since January 2021); Vice President-Senior Compliance Officer, Ultimus Fund Solutions (since 2020); Vice President, Chief Compliance Officer for Williamsburg Investment Trust (2020-current); Senior Vice President- Chief Compliance Officer, PNC Funds (2014- 2019).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of December 31, 2020, the Trust was comprised of 69 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund in the Trust advised by the Fund’s Advisor. The Fund does not hold itself out as related to any other series within the Trust that is not advised by the Fund’s Advisor.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-760-0005.

12/31/20 – NLFT_v1

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund use to determine how to vote proxies is available without charge, upon request, by calling 1-800-672-9152 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

INVESTMENT ADVISOR

Beech Hill Advisors, Inc

880 Third Ave., 16th Floor

New York, NY 10022

ADMINISTRATOR

Gemini Fund Services, LLC

4221 North 203rd Street, Suite 100

Elkhorn, NE 68022

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The board of directors of the fund has determined that Mark Taylor is an independent audit committee financial expert.

(a)(2) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2020 - $14,500

2019 - $14,500

(b)	Audit-Related Fees

2020 – None

2019 – None

(c)	Tax Fees

2020 - $2,200

2019 - $2,200

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2020 – None

2019 – None

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable Fund is an open-end management investment company

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/8/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/8/2021

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/Treasurer

Date 3/8/2021